UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   May 13, 2008

ANGIOTECH PHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

BRITISH COLUMBIA	000-30334	98-0226269
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1618 Station Street, Vancouver, BC, Canada	V6A 1B6
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (604) 221-7676

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 13, 2008, Angiotech Pharmaceuticals, Inc. issued a press release announcing the appointment of Dr. Henry A. McKinnell to its Board of Directors.  Dr. McKinnell’s appointment was effective on May 12, 2008.  The full text of Angiotech's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 5.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits
99.1	Press release of Angiotech Pharmaceuticals, Inc. dated May 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIOTECH PHARMACEUTICALS, INC.

Date: May 13, 2008	By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey
Title: Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	Press Release of Angiotech Pharmaceuticals, Inc. dated May 13, 2008.